UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
__________________________________________________

FORM 8-K
__________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 15, 2013

CORPORATE OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046
(Address of principal executive offices)

(443) 285-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.             Results of Operations and Financial Condition

See Item 7.01 with respect to certain operating results of Corporate Office Properties Trust (the “Registrant”) for the three months ended December 31, 2012, set forth in a press release issued by the Registrant on January 15, 2013.

Item 7.01.             Regulation FD Disclosure

On January 15, 2013, the Registrant issued a press release in which it provided information pertaining to its guidance for the three months ended December 31, 2012, the three months ending March 31, 2013 and the year ending December 31, 2013. This press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

The information included herein, including the exhibit, shall not be deemed “filed” for any purpose, including the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to liabilities of that Section.  The information included herein, including the exhibits, shall also not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

The Registrant uses the non-GAAP financial measures described below in earnings and guidance press releases and information furnished to the Securities and Exchange Commission. The Registrant believes that these measures are helpful to investors in measuring its performance and comparing such performance to other real estate investment trusts (“REITs”). Since these measures exclude certain items includable in net income, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP and non-GAAP measures. These measures are not necessarily indications of the Registrant's cash flow available to fund cash needs. Additionally, they should not be used as an alternative to the comparable GAAP measures when evaluating the Registrant's financial performance or to cash flow from operating, investing and financing activities when evaluating the Registrant's liquidity or ability to make cash distributions or pay debt service.

Funds from operations (“FFO”)
Funds from operations (“FFO”) is defined as net income computed using GAAP, excluding gains on sales of, and impairment losses on, previously depreciated operating properties, plus real estate-related depreciation and amortization. When multiple properties consisting of both operating and non-operating properties exist on a single tax parcel, the Registrant classifies all of the gains on sales of, and impairment losses on, the tax parcel as all being for previously depreciated operating properties when most of the value of the parcel is associated with operating properties on the parcel. The Registrant believes that it uses the National Association of Real Estate Investment Trusts (“NAREIT”) definition of FFO, although others may interpret the definition differently and, accordingly, its presentation of FFO may differ from those of other REITs.  The Registrant believes that FFO is useful to management and investors as a supplemental measure of operating performance because, by excluding gains related to sales of, and impairment losses on, previously depreciated operating properties, net of related tax benefit, and excluding real estate-related depreciation and amortization, FFO can help one compare its operating performance between periods.  The Registrant believes that net income is the most directly comparable GAAP measure to FFO.

Basic FFO available to common share and common unit holders (“Basic FFO”)
This measure is FFO adjusted to subtract (1) preferred share dividends, (2) issuance costs associated with redeemed preferred shares, (3) income attributable to noncontrolling interests through ownership of preferred units in Corporate Office Properties, LP (the “Operating Partnership”) or interests in other consolidated entities not owned by the Registrant, (4) depreciation and amortization allocable to noncontrolling interests in other consolidated entities and (5) Basic FFO allocable to restricted shares.  With these adjustments, Basic FFO represents FFO available to common shareholders and common unitholders.  Common units in the Operating Partnership are substantially similar to the Registrant's common shares and are exchangeable into common shares, subject to certain conditions.  The Registrant believes that Basic FFO is useful to investors due to the close correlation of common units to its common shares.  The Registrant believes that net income is the most directly comparable GAAP measure to Basic FFO.

Diluted FFO available to common share and common unit holders (“Diluted FFO”)
Diluted FFO is Basic FFO adjusted to add back any changes in Basic FFO that would result from the assumed conversion of securities that are convertible or exchangeable into the Registrant's common shares.  The computation of Diluted FFO assumes the conversion of common units in the Operating Partnership but does not assume the conversion of other securities that are convertible into common shares if the conversion of those securities would increase Diluted FFO per share in a given period. The Registrant believes that Diluted FFO is useful to investors because it is the numerator used to compute Diluted FFO per share, discussed below.  The Registrant believes that the numerator for diluted EPS is the most directly comparable GAAP measure to Diluted FFO.

Diluted FFO, as adjusted for comparability
Defined as Diluted FFO adjusted to exclude operating property acquisition costs, gains on sales of, and impairment losses on, properties other than previously depreciated operating properties, net of associated income tax, gain or loss on early extinguishment of debt, loss on interest rate swaps and accounting charges for original issuance costs associated with redeemed preferred shares.  The Registrant believes that the excluded items are not reflective of normal operations and, as a result, believes that a measure that excludes these items is a useful supplemental measure in evaluating operating performance.  The Registrant believes that the numerator to diluted EPS is the most directly comparable GAAP measure to this non-GAAP measure.

Diluted FFO per share (“FFOPS”)
FFOPS is (1) Diluted FFO divided by (2) the sum of the (a) weighted average common shares outstanding during a period, (b) weighted average common units outstanding during a period and (c) weighted average number of potential additional common shares that would have been outstanding during a period if other securities that are convertible or exchangeable into common shares were converted or exchanged.  The Registrant believes that FFOPS is useful to investors because it provides investors with a further context for evaluating its FFO results in the same manner that investors use earnings per share (“EPS”) in evaluating net income available to common shareholders.  In addition, since most equity REITs provide FFOPS information to the investment community, the Registrant believes that FFOPS is a useful supplemental measure for comparing it to other equity REITs. The Registrant believes that diluted EPS is the most directly comparable GAAP measure to FFOPS.

FFOPS, as adjusted for comparability
Defined as (1) Diluted FFO, as adjusted for comparability divided by (2) the sum of the (a) weighted average common shares outstanding during a period, (b) weighted average common units outstanding during a period and (c) weighted average number of potential additional common shares that would have been outstanding during a period if other securities that are convertible or exchangeable into common shares were converted or exchanged.  The computation of this measure assumes the conversion of common units in the Operating Partnership but does not assume the conversion of other securities that are convertible into common shares if the conversion of those securities would increase the per share measure in a given period.  As discussed above, the Registrant believes that the excluded items are not indicative of normal operations.  As such, it believes that a measure that excludes these items is a useful supplemental measure in evaluating our operating performance.  The Registrant believes that diluted EPS is the most directly comparable GAAP measure.

Item 9.01.             Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

None

(b)	Pro Forma Financial Information

None

(c)	Shell Company Transactions

None

(d)	Exhibits

Exhibit Number	Exhibit Title
99.1	Press release dated January 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 2013
CORPORATE OFFICE PROPERTIES TRUST

	By:	/s/ Stephen E. Riffee
	Name:	Stephen E. Riffee
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press release dated January 15, 2013.